SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2017

ROCKY MOUNTAIN HIGH BRANDS, INC.

(Exact name of the registrant as specified in its charter)

Nevada	000-55609	90-0895673
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9101 LBJ Freeway, Suite 200; Dallas, TX	75243
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-260-9062

______________________________________________________

(Former name or address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On September 18, 2017, our board of directors approved the issuance of 789,474 shares of our newly designated Series E Preferred Stock to our President and CEO, Michael Welch. These shares were issued to Mr. Welch in payment of certain sums for accrued compensation due for the months of July and August 2017, totaling $15,000. The rights, preferences, and terms of the Series E Preferred Stock are described below.

SECTION 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 18, 2017, our board of directors approved a Certificate of Designation for our newly designated Series E Preferred Stock. The class of Series E Preferred Stock consists of 789,474 shares. Each share of Series E Preferred Stock will automatically convert to one (1) share of common stock immediately following the effectiveness of an amendment to our Articles of Incorporation increasing the amount of our authorized capital stock. Series E Preferred Stock shall have the right to cast two thousand (2,000) votes for every one (1) share of Series E Preferred Stock on any and all proposals to amend our Articles of Incorporation to increase the authorized capital stock of the company. The holders of Series E Preferred Stock shall have no other voting rights.

The Certificate of Designation is filed herewith and should be reviewed in its entirety for further information.

SECTION 8 – Other Events

Item 8.01 – Other Events

On September 19, 2017, our board of directors and Mr. Welch, acting pursuant to the special voting rights accruing under the Series E Preferred Stock, approved an amendment to our Articles of Incorporation increasing our authorized common stock to 4,000,000,000 shares. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, this amendment will not be implemented until a date at least 20 days after the date on which an Information Statement on Schedule 14C has been mailed to our shareholders. Upon legal effectiveness of the amendment to our Articles of Incorporation, Mr. Welch’s Series E Preferred Stock will automatically convert to 789,474 shares of common stock pursuant to the terms of the Certificate of Designation.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
3.1	Certificate of Designation for Series E Preferred Stock

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

ROCKY MOUNTAIN HIGH BRANDS, INC.

Date: September 20, 2017

By: /s/ Michael R. Welch

Michael R. Welch

President and Chief Executive Officer

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